UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 24, 2025

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 24th Floor Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408)-627-4716

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously disclosed, on September 25, 2025, Datavault AI Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Scilex Holding Company, a Delaware corporation (the “Purchaser”), pursuant to which the Purchaser agreed to purchase from the Company in a registered offering, (a) 15,000,000 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (“Common Stock”), and (b) a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 263,914,094 shares (the “Pre-Funded Warrant Shares”) of Common Stock, for an aggregate purchase price of $150,000,000 in the native currency of the Bitcoin blockchain (“BTC”), which was valued at the spot exchange rate for BTC as published by Coinbase.com at 8:00 p.m. (New York City time) on the trading day immediately prior to the Initial Closing Date, or September 25, 2025. The closing with respect to the Shares took place on September 26, 2025 (the “Initial Closing Date”).

On November 25, 2025, pursuant to the Purchase Agreement and following the approval of the Company’s stockholders at the Annual Meeting (as defined below) with respect to the issuance of the Pre-Funded Warrant Shares, the Company received payment of the purchase price for the Pre-Funded Warrant in BTC, and issued the Pre-Funded Warrant to the Purchaser. Upon issuance of the Pre-Funded Warrant, the Purchaser immediately exercised the Pre-Funded Warrant for all of the Pre-Funded Warrant Shares.

The Pre-Funded Warrant and the Pre-Funded Warrant Shares were offered and sold by the Company pursuant to a registration statement on Form S-3 (File No. 333-288538), which was initially filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2025, and was declared effective by the SEC on July 9, 2025.

The foregoing descriptions of the Purchase Agreement and the Pre-Funded Warrant are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached as exhibits to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure required by this Item in connection with the closing with respect to the Pre-Funded Warrant pursuant to the Purchase Agreement and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

As previously disclosed, on November 3, 2025, the Company and the Purchaser entered into a License Agreement (the “License Agreement”). The terms of the License Agreement were summarized in, and a copy thereof was attached to, the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2025.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2025, at the Annual Meeting, the stockholders of the Company voted to approve an amendment to the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”), to increase the number of authorized shares of capital stock that the Company may issue from 320,000,000 shares to 2,020,000,000 shares, of which 2,000,000,000 shares are classified as common stock, par value $0.0001 per share (the “Charter Amendment”), which was filed with the Secretary of State of the State of Delaware the same day.

The foregoing summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 24, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”). Set forth below are the proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the definitive proxy statement filed by the Company with the SEC on October 27, 2025 (the “Proxy Statement”).

As of the close of business on September 26, 2025, the record date for the Annual Meeting, there were an aggregate of 186,842,741 shares of Common Stock issued, outstanding and entitled to vote. Stockholders holding an aggregate of 85,796,677 shares of Common Stock were present at the Annual Meeting, in person or represented by proxy, which constituted a quorum.

Proposal 1 – The nine (9) nominees named in the Proxy Statement were elected at the Annual Meeting to serve as the Company’s directors until the Company’s 2026 annual meeting of stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results with respect to the election of each such nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Nathaniel Bradley	64,554,073	699,167	20,543,437
Brett Moyer	64,621,660	631,850	20,543,167
Kimberly Briskey	64,572,549	680,691	20,543,437
Dr. Jeffrey M. Gilbert	64,638,633	614,607	20,543,437
David Howitt	64,635,364	617,886	20,543,427
Helge Kristensen	64,579,124	674,116	20,543,437
Sriram Peruvemba	64,631,063	622,177	20,543,437
Robert Tobias	64,680,472	572,768	20,543,437
Wendy Wilson	64,574,944	678,296	20,543,437

Proposal 2 – The appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was ratified by the Company’s stockholders at the Annual Meeting. The final voting results were as follows:

For	Against	Abstain
85,095,370	437,174	264,132

Proposal 3 – The approval of an amendment to the Certificate of Incorporation to increase the Company’s authorized shares of capital stock from 320,000,000 shares to 2,020,000,000 shares, of which 2,000,000,000 shares would be Common Stock, was approved by the Company’s stockholders at the Annual Meeting. The final voting results were as follows:

For	Against	Abstain
75,919,893	8,712,491	1,164,293

Proposal 4 – For purposes of Rule 5635(a) and Rule 5635(b) of The Nasdaq Stock Market LLC, the issuance of 20% or more of outstanding shares of Common Stock issuable upon exercise of the Pre-Funded Warrant by the Purchaser was approved by the Company’s stockholders at the Annual Meeting. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
60,700,898	2,011,744	280,188	22,803,847

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on November 24, 2025.
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2025).
10.1	Securities Purchase Agreement between Datavault AI Inc. and Scilex Holding Company, dated September 25, 2025 (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer